FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED OCTOBER 9, 2014

TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2014. Please review these matters carefully.

Matthew McLennan and Kimball Brooker, Jr. are the Portfolio Managers for First Eagle Global Fund and First Eagle Overseas Fund, and Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier are the Portfolio Managers for First Eagle U.S. Value Fund.

Mr. Abhay Deshpande has resigned from his portfolio management positions with First Eagle Investment Management, LLC and the First Eagle Funds. Please disregard any references in this Statement of Additional Information to Mr. Deshpande.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2014. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Statement of Additional Information entitled “Investment Advisory and Other Services”.